CONSENT OF GUARANTOR(S)

Principal	Loan Date	Maturity	Loan No	Call/Coll	Account	Officer	Initials
$4,5000,000.00	02-04-2008	06-04-2009	001	80/2010	8120525	006

References in the boxes above are for Lender’s use only and do no limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	Keyon Communications Holdings, Inc. 11742 Stone Gate Circle Omaha, NE 68164	Lender:	SUN WEST BANK Las Vegas – Main Office 5830 W. Flamingo Road Las Vegas, NV 89103 (702) 949-2265

The undersigned hereby acknowledge the Change in Terms Agreement dated March 24, 2009 to which this Consent is attached as an Exhibit, and hereby consent to the terms and conditions contained therein. Furthermore, the undersigned acknowledge and agree that the Guaranty(s) dated February 4, 2008 and all other terms and conditions of the Guaranty(s) are hereby ratified and confirmed, and such Guaranty(s) shall remain in full force and effect.

/s/ Jerome F. Snyder

Jerome F. Snyder, Individually

/s/ Barry W. Becker

Barry W. Becker, Individually

/s/ Jonathan Snyder

Jonathan Snyder, Individually

LASER PRO Lending, Ver. 5.44.00.002 Copr. Harland Financial Solutions, Inc. 1997, 2009. All Rights Reserved. – NV L:\LASERPRO\CFI\LPL\G60.FC TR-20928 PR-COML1PAY